EXHIBIT 99.1

Avid Announces Results for Second Quarter 2012
Reports Year-on-Year Revenue Growth for Non-divested Business

BURLINGTON, MA- July 30, 2012-Avid® (NASDAQ: AVID) today reported GAAP revenues of $157.4 million for the three-month period ended June 30, 2012, compared to $161.8 million for the same period in 2011. The GAAP net loss for the second quarter was $39.0 million, or $1.01 per share, compared to a GAAP net loss of $11.1 million, or $0.29 per share, in the second quarter of 2011.

Excluding revenue from the consumer product lines divested on July 2nd, the revenue for the three-month period ended June 30, 2012 was $143.7 million and the revenue on the same basis for the three-month period ended June 30, 2011 was $137.3 million.

The GAAP net loss for the second quarter of 2012 and 2011 included amortization of intangible assets, stock-based compensation, restructuring costs and costs and allowances related to divestitures, acquisition and other costs, losses on assets held for sale and asset sales, legal settlement for 2011 only and related tax adjustments collectively totaling $34.9 million and $7.8 million, respectively. Excluding these items, the non-GAAP net loss for the second quarter of 2012 was $4.1 million, or $0.11 per share, compared to non-GAAP net loss of $3.4 million, or $0.09 per share, for the second quarter of 2011.

The GAAP operating loss for the second quarter of 2012 was $37.8 million and excluding the items identified above, except tax adjustments, the non-GAAP operating loss for the second quarter was $2.1 million.

“Our results for the second quarter were encouraging with 5% year-on-year revenue growth for our ongoing business and a $10 million sequential increase in our cash balance,” said Gary Greenfield, chairman and CEO of Avid.   “This performance reinforced the strategic direction we took earlier this month and we are excited about our prospects for the second half of the year.”

Revenues for the six-month period ended June 30, 2012 were $309.6 million, compared to revenues of $327.5 million for the same period in 2011. The GAAP net loss for the first six months of 2012 was $52.0 million, or $1.34 per share, compared to a GAAP net loss of $15.9 million, or $0.42 per share, for the same period in 2011. The GAAP net loss for the six-month period ended June 30, 2012 included $40.5 million of amortization of intangible assets, stock-based compensation, restructuring costs and costs and allowances related to divestitures, acquisition and other costs, loss on asset sales and related tax adjustments. Excluding these items, the non-GAAP net loss was $11.5 million, or $0.30 per share, for the first half of 2012. The GAAP net loss for the six-month period ended June 30, 2011 included $13.2 million of amortization of intangible assets, stock-based compensation, restructuring costs, legal settlement, acquisition-related costs, loss on asset sales and related tax adjustments. Excluding these items, the non-GAAP net loss for the six-month period ended June 30, 2011 was $2.7 million or $0.07 per share.

A reconciliation of GAAP to non-GAAP results is included in the tables attached to this release.

The company's cash balance on June 30, 2012 was $59.4 million. The quarter-end cash balance excludes the proceeds from the sale of consumer product lines of $14.5 million, a portion of which is being held in escrow. It is expected that these proceeds will offset the majority of cash cost associated with the Company's 2012 restructuring plan.

The company continues to review certain estimates associated with the divestiture of consumer product lines and estimates related to the restructuring costs and costs and allowances related to divestitures.  A change in those estimates could result in adjustments to the company's financial statements in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, which could be material.

Conference Call
A conference call to discuss Avid's second quarter 2012 financial results will be held today, July 30, 2012 at 5:00 p.m. ET. The call will be open to the public and can be accessed by dialing 719.457.2617 and referencing confirmation code 4569475. The call and subsequent replay will also be available on Avid's website. To join the webcast via this alternative, go to the Investors tab at www.avid.com for complete details prior to the start of the conference call.

Use of Non-GAAP Financial Measures
This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. The reconciliation of the GAAP to non-GAAP financial measures is in the tables attached to this press release.

Management considers both GAAP and non-GAAP financial results in managing our business. Non-GAAP financial measures are used internally, for example, in establishing annual operating budgets, in assessing operating performance and for measuring performance under incentive compensation plans. Non-GAAP financial measures are also used in operating and financial decision-making because we believe these measures reflect our ongoing business and allow meaningful period-to-period comparisons. We believe it is useful for investors and others to also review both GAAP and non-GAAP measures in order to understand and evaluate our current operating performance and future prospects in the same manner as management and to compare in a consistent manner the company's current financial results with past financial performance. The primary limitations associated with our use of non-GAAP financial measures are that they may not include all items of income and expense that affect our operations and that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, terms referring to non-GAAP financial measures used in this press release, such as non-GAAP net loss, do not have standardized meanings. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for this limitation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release.

Use of Forward-Looking Statements
The financial results included in this release are preliminary and unaudited. The contents of this release are subject to the completion and filing of our Quarterly Report on Form 10-Q. This release may include forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. Statements in this press release that relate to future results or events are forward-looking statements and are based on Avid's current estimates and assumptions.  Forward-looking statements may be identified by the use of forward-looking words, such as “anticipate,” “believe,” “should,” “estimate,” “expect,” “intend,” “confidence,” “may,” “plan,” “feel,” “could,” “will,” and “would,” or similar expressions. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including: adjustments that may be made to Avid's preliminary financial results included in this release as a result of the review of certain estimates associated with the sale of Avid's consumer audio and video product lines and restructuring costs and costs and allowances related to divestitures; Avid's ability to execute its strategic plan and meet customer needs; Avid's ability to realize operational and financial benefits from the sale of its consumer audio and video product lines and the reduction in workforce announced earlier this month; Avid's ability to sell its professional products through retail sales channels following the divestiture of consumer products sold through those sales channels; its ability to produce innovative products in response to changing market demand, particularly in the media industry; competitive factors; fluctuations in its revenue, based on, among other things, Avid's performance in particular geographies or markets, fluctuations in foreign currency exchange rates, and seasonal factors; adverse changes in economic conditions; Avid's liquidity; and other risk factors and uncertainties disclosed previously and from time to time in Avid's filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements contained herein represent Avid's estimates only as of today and should not be relied upon as representing the company's estimates as of any subsequent date. While Avid may elect to update these forward-looking statements at some point in the future, Avid specifically disclaims any obligation to do so, even if the estimates change.

About Avid
Avid creates the digital audio and video technology used to make the most listened to, most watched and most loved media in the world - from the most prestigious and award-winning feature films, music recordings, television shows, to live concert tours and news broadcasts. Some of Avid's most influential and pioneering solutions include Media Composer®, Pro Tools®, Interplay®, ISIS®, VENUE, Sibelius®, and System 5. For more information about Avid solutions and services, visit www.avid.com, Flickr, Twitter and YouTube; connect with Avid on Facebook; or subscribe to Avid Industry Buzz.

© 2012 Avid Technology, Inc. All rights reserved. Product features, specifications, system requirements and availability are subject to change without notice.  All prices are MSRP for the U.S. and Canada only and are subject to change without notice.  Contact your local Avid office or reseller for prices outside the U.S. and Canada.  Avid, the Avid logo, Fast Track, Media Composer, Pro Tools, Interplay, ISIS, and Sibelius are trademarks or registered trademarks of Avid Technology, Inc. or its subsidiaries in the United States and/or other countries. The Interplay name is used with the permission of the Interplay Entertainment Corp. which bears no responsibility for Avid products.  All other trademarks are the property of their respective owners.

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AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Operations
(in thousands except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Net revenues:
Products	$125,874	$129,488	$245,812	$266,234
Services	34,405	32,295	66,607	61,301
Less allowances related to divestitures	(2,848)		(2,848)
Total net revenues	157,431	161,783	309,571	327,535

Cost of revenues:
Products	66,637	64,023	127,850	127,888
Services	14,325	14,706	27,042	28,760
Amortization of intangible assets	649	685	1,294	1,351
Restructuring costs	1,913		1,913
Total cost of revenues	83,524	79,414	158,099	157,999
Gross profit	73,907	82,369	151,472	169,536

Operating expenses:
Research and development	26,900	30,453	54,381	60,426
Marketing and selling	43,454	45,851	89,380	90,917
General and administrative	14,324	14,234	29,214	29,219
Amortization of intangible assets	1,105	2,161	2,717	4,306
Restructuring costs (recoveries), net	15,841	162	16,009	(1,314)
Loss on sales of assets	10,045	597	9,793	597
Total operating expenses	111,669	93,458	201,494	184,151

Operating loss	(37,762)	(11,089)	(50,022)	(14,615)

Interest and other income (expense), net	(379)	(645)	(573)	(945)
Loss before income taxes	(38,141)	(11,734)	(50,595)	(15,560)
Provision for income taxes, net	903	(590)	1,426	367
Net loss	$(39,044)	$(11,144)	$(52,021)	$(15,927)

Net loss per common share – basic and diluted	$(1.01)	$(.29)	$(1.34)	$(.42)

Weighted-average common shares outstanding – basic and diluted	38,778	38,413	38,720	38,323

AVID TECHNOLOGY, INC.
(in thousands except per share data, unaudited)

Reconciliations of GAAP financial measures to Non-GAAP financial measures:

		Three Months Ended June 30, 2012

			Gross	Operating	Operating	Tax	Net
	Revenues	COGS	Profit	Expenses	Loss	Provision	Loss
GAAP	$157,431	$83,524	$73,907	$111,669	$(37,762)	$903	$(39,044)
Amortization of intangible assets		(649)	649	(1,105)	1,754		1,754
Restructuring costs, and costs and allowances related to divestitures	2,848	(1,913)	4,761	(15,841)	20,602		20,602
Acquisition and other costs (a)				(974)	974		974
Loss on assets held for sale				(10,045)	10,045		10,045
Tax adjustment						674	(674)
Stock-based compensation included in:
Cost of products revenues		(110)	110		110		110
Cost of services revenues		(151)	151		151		151
Research and development expenses				(268)	268		268
Marketing and selling expenses				63	(63)		(63)
General and administrative expenses				(1,776)	1,776		1,776
Non-GAAP	$160,279	$80,701	$79,578	$81,723	$(2,145)	$1,577	$(4,101)
Weighted-average shares outstanding - diluted							38,778
Non-GAAP net loss per share - diluted							$(0.11)
(a) Represents costs included in general and administrative expenses

		Three Months Ended June 30, 2011

			Gross	Operating	Operating	Tax	Net
	Revenues	COGS	Profit	Expenses	(Loss) Income	Provision	Loss
GAAP	$161,783	$79,414	$82,369	$93,458	$(11,089)	$(590)	$(11,144)
Amortization of intangible assets		(685)	685	(2,161)	2,846		2,846
Restructuring recoveries, net				(162)	162		162
Legal settlement and acquisition-related costs(a)				(392)	392		392
Loss on sale of assets				(597)	597		597
Tax adjustment						245	(245)
Stock-based compensation included in:
Cost of products revenues		(111)	111		111		111
Cost of services revenues		(277)	277		277		277
Research and development expenses				(427)	427		427
Marketing and selling expenses				(1,356)	1,356		1,356
General and administrative expenses				(1,846)	1,846		1,846
Non-GAAP	$161,783	$78,341	$83,442	$86,517	$(3,075)	$(345)	$(3,375)
Weighted-average shares outstanding - diluted							38,413
Non-GAAP net loss per share - diluted							$(0.09)

Reconciliations of GAAP financial measures to Non-GAAP financial measures:

			Six Months Ended June 30, 2012

			Gross	Operating	Operating	Tax	Net
	Revenues	COGS	Profit	Expenses	Loss	Provision	Loss
GAAP	$309,571	$158,099	$151,472	$201,494	$(50,022)	$1,426	$(52,021)
Amortization of intangible assets		(1,294)	1,294	(2,717)	4,011		4,011
Restructuring costs, and costs and allowances related to divestitures	2,848	(1,913)	4,761	(16,009)	20,770		20,770
Acquisition and other costs (a)				(1,457)	1,457		1,457
Loss on assets held for sale				(9,793)	9,793		9,793
Tax adjustment						926	(926)
Stock-based compensation included in:
Cost of products revenues		(204)	204		204		204
Cost of services revenues		(308)	308		308		308
Research and development expenses				(575)	575		575
Marketing and selling expenses				(1,198)	1,198		1,198
General and administrative expenses				(3,091)	3,091		3,091
Non-GAAP	$312,419	$154,380	$158,039	$166,654	$(8,615)	$2,352	$(11,540)
Weighted-average shares outstanding - diluted							38,720
Non-GAAP net loss per share - diluted							$(0.30)
(a) Represents costs included in general and administrative expenses

			Six Months Ended June 30, 2011

			Gross	Operating	Operating	Tax	Net
	Revenues	COGS	Profit	Expenses	(Loss) Income	Provision	Loss
GAAP	$327,535	$157,999	$169,536	$184,151	$(14,615)	$367	$(15,927)
Amortization of intangible assets		(1,351)	1,351	(4,306)	5,657		5,657
Restructuring recoveries, net				1,314	(1,314)		(1,314)
Legal settlement and acquisition-related costs(a)				(989)	989		989
Tax adjustment						300	(300)
Stock-based compensation included in:
Cost of products revenues		(249)	249		249		249
Cost of services revenues		(545)	545		545		545
Research and development expenses				(899)	899		899
Marketing and selling expenses				(2,574)	2,574		2,574
General and administrative expenses				(3,882)	3,882		3,882
Non-GAAP	$327,535	$155,854	$171,681	$172,815	$(1,134)	$667	$(2,746)
Weighted-average shares outstanding - diluted							38,323
Non-GAAP net loss per share - diluted							$(0.07)

Revenues Summary:	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Video revenues	$98,942	$96,667	$182,948	$190,686
Audio revenues	61,337	65,116	129,471	136,849
Less allowances related to divestitures	(2,848)		(2,848)
Total net revenues	$157,431	$161,783	$309,571	$327,535

AVID TECHNOLOGY, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	June 30, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$59,383	$32,855
Accounts receivable, net of allowances of $19,187 and $15,985 at June 30, 2012 and December 31, 2011, respectively	89,180	104,305
Inventories	77,813	111,397
Deferred tax assets, net	1,462	1,480
Prepaid expenses	8,580	7,652
Assets held for sale (a)	12,608	—
Other current assets	15,948	14,405
Total current assets	264,974	272,094
Property and equipment, net	49,153	53,487
Intangible assets, net	10,996	18,524
Goodwill	238,338	246,592
Other assets	8,496	11,568
Total assets	$571,957	$602,265

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$38,990	$42,533
Accrued compensation and benefits	26,411	31,447
Accrued expenses and other current liabilities	46,442	35,108
Income taxes payable	10,877	8,950
Deferred revenues	57,015	45,768
Total current liabilities	179,735	163,806
Long-term liabilities	29,704	27,885
Total liabilities	209,439	191,691

Stockholders’ equity:
Common stock	423	423
Additional paid-in capital	1,024,082	1,019,200
Accumulated deficit	(588,219)	(532,477)
Treasury stock at cost, net of reissuances	(78,008)	(82,301)
Accumulated other comprehensive income	4,240	5,729
Total stockholders’ equity	362,518	410,574
Total liabilities and stockholders’ equity	$571,957	$602,265

(a) - Assets held for sale comprise
Inventory	$10,703
Prepaid expense	60
Capitalized Software	372
Intangibles and Goodwill	11,518
Less write down to Fair Value	(10,045)
$12,608

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Cash flows from operating activities:
Net loss	$(39,044)	$(11,144)	$(52,021)	$(15,927)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	10,549	7,983	18,123	15,875
Provision for doubtful accounts	15	315	(62)	459
Non-cash provision for restructuring	(4,761)	—	(4,761)	125
(Gain)/Loss on Divestitures	10,045	—	10,045	—
(Gain)/Loss on Disposal of Fixed Assets	(255)	596	(257)	591
Compensation expense from stock grants and options	2,242	4,016	5,375	8,149
Non-cash interest expense	—	(80)	73	—
Unrealized foreign currency transaction losses	(3,146)	2,705	(848)	6,490
Changes in deferred tax assets and liabilities, excluding initial effects of acquisitions	451	(4)	823	(4)
Changes in operating assets and liabilities, excluding initial effects of acquisitions:
Accounts receivable	495	(2,497)	17,352	2,783
Inventories	28,427	(5,285)	36,158	(22,161)
Prepaid expenses and other current assets	(13,891)	1,491	(14,866)	(208)
Accounts payable	1,845	(2,496)	(3,531)	(2,389)
Accrued expenses, compensation and benefits and other liabilities	17,820	(5,002)	5,482	(20,244)
Income taxes payable	2,936	(1,490)	2,170	(2,031)
Deferred revenues	(260)	2,916	13,171	14,460
Net cash provided by (used in) operating activities	13,468	(7,976)	32,426	(14,032)

Cash flows from investing activities:
Purchases of property and equipment, net	(1,901)	(2,300)	(5,489)	(5,845)
Decrease (increase) in other long-term assets	(1,321)	156	(3)	(461)
Net cash used in investing activities	(3,222)	(2,144)	(5,492)	(6,306)

Cash flows from financing activities:
Proceeds from the issuance of common stock under employee stock plans	252	1,222	80	1,349
Proceeds from revolving credit facilities	—	13,000	1,000	21,000
Payments on revolving credit facilities	—	—	(1,000)	(8,000)
Net cash (used in) provided by financing activities	252	14,222	80	14,349

Effect of exchange rate changes on cash and cash equivalents	(796)	235	(486)	764
Net increase (decrease) in cash and cash equivalents	9,702	4,337	26,528	(5,225)
Cash and cash equivalents at beginning of period	49,681	33,220	32,855	42,782
Cash and cash equivalents at end of period	$59,383	$37,557	$59,383	$37,557

AVID TECHNOLOGY, INC.
(unaudited - in Thousands)
Supplemental Revenue Information

	Twelve Months Ended Dec 31, 2010	Three Months Ended Mar 31, 2011	Three Months Ended Jun 30, 2011	Three Months Ended Sep 30, 2011	Three Months Ended Dec 31, 2011	Twelve Months Ended Dec 31, 2011	Three Months Ended Mar 31, 2012	Three Months Ended Jun 30, 2012	Six Months Ended Jun 30, 2012	Percentage Change Three Months Ended June 30, 2011 compared to June 30, 2012
Revenue
Video
Product	281,898	66,510	64,612	67,605	79,548	278,276	53,422	65,017	118,439	0.6%
Services	113,429	27,508	31,001	31,829	36,177	126,515	30,584	33,048	63,632	6.6%
Sub-Total	395,327	94,018	95,613	99,434	115,726	404,791	84,006	98,065	182,071	2.6%
Audio
Product	279,409	70,253	65,002	64,002	67,919	267,176	66,516	58,009	124,525	(10.8)%
Services	5,002	1,480	1,169	1,261	1,156	5,066	1,618	1,358	2,975	16.2%
Sub-Total	284,411	71,733	66,171	65,264	69,075	272,242	68,134	59,366	127,500	(10.3)%
Total
Product	561,307	136,763	129,614	131,608	147,467	545,452	119,938	123,026	242,964	(5.1)%
Services	118,430	28,988	32,170	33,090	37,333	131,581	32,201	34,406	66,607	7.0%
Total	679,737	165,751	161,783	164,698	184,800	677,033	152,139	157,431	309,571	(2.7)%

Divested Consumer Product Lines
Video
Product	30,793	8,779	7,532	6,097	5,565	27,973	4,369	2,310	6,679	(69.3)%
Services
Sub-Total	30,793	8,779	7,532	6,097	5,565	27,973	4,369	2,310	6,679	(69.3)%
Audio
Product	72,694	16,258	16,939	15,364	14,881	63,442	12,884	11,392	24,276	(32.7)%
Services
Sub-Total	72,694	16,258	16,939	15,364	14,881	63,442	12,884	11,392	24,276	(32.7)%
Total
Product	103,487	25,037	24,471	21,461	20,446	91,415	17,253	13,702	30,955	(44.0)%
Services
Total	103,487	25,037	24,471	21,461	20,446	91,415	17,253	13,702	30,955	(44.0)%

AVID TECHNOLOGY, INC.
(unaudited - in Thousands)
Supplemental Revenue Information (continued)

	Twelve Months Ended Dec 31, 2010	Three Months Ended Mar 31, 2011	Three Months Ended Jun 30, 2011	Three Months Ended Sep 30, 2011	Three Months Ended Dec 31, 2011	Twelve Months Ended Dec 31, 2011	Three Months Ended Mar 31, 2012	Three Months Ended Jun 30, 2012	Six Months Ended Jun 30, 2012	Percentage Change Three Months Ended June 30, 2011 compared to June 30, 2012
Revenue
On-going Business
Video
Product	251,105	57,731	57,080	61,508	73,983	250,303	49,053	62,707	111,760	9.9%
Services	113,429	27,508	31,001	31,829	36,177	126,515	30,584	33,048	63,632	6.6%
Sub-Total	364,534	85,239	88,081	93,337	110,161	376,818	79,637	95,755	175,391	8.7%
Audio
Product	206,715	53,995	48,063	48,638	53,038	203,734	53,632	46,617	100,249	(3.0)%
Services	5,002	1,480	1,169	1,261	1,156	5,066	1,618	1,358	2,975	16.2%
Sub-Total	211,717	55,475	49,232	49,900	54,194	208,800	55,250	47,974	103,224	(2.6)%
Total
Product	457,820	111,726	105,143	110,147	127,021	454,037	102,685	109,323	212,008	4.0%
Services	118,430	28,988	32,170	33,090	37,333	131,581	32,201	34,406	66,607	7.0%
Total	576,250	140,714	137,312	143,237	164,354	585,618	134,886	143,729	278,615	4.7%